Exhibit 99.1
Sunlight Financial Announces 1-for-20 Reverse Stock Split
NEW YORK, N.Y. and CHARLOTTE, N.C. – August 18, 2023 – Sunlight Financial Holdings Inc. (“Sunlight Financial”, "Sunlight" or the “Company”) (NYSE: SUNL), a premier, technology-enabled point-of-sale finance company, today announced that its Board of Directors approved a 1-for-20 reverse stock split of the Company’s common stock that will become effective at 11:59 p.m. Eastern Time on August 22, 2023. The Company’s common stock will begin trading on a split-adjusted basis on the New York Stock Exchange (NYSE) when the market opens on August 23, 2023. The reverse stock split was approved by the Company’s stockholders on August 11, 2023 at the Company’s annual meeting of stockholders, with authorization to determine the final ratio having been granted to the Company’s Board of Directors.
At the effective time, every 20 issued and outstanding shares of the Company’s Class A common stock will be converted into one share of the Company’s Class A common stock. Once effective, the reverse stock split will reduce the number of shares of the Company’s Class A common stock issued and outstanding from approximately 86 million to approximately 4.3 million. Additionally, at the effective time, every 20 issued and outstanding shares of the Company’s Class C common stock, which is not listed on the NYSE, will be converted into one share of the Company’s Class C common stock.
No fractional shares will be issued in connection with the reverse stock split and stockholders who would otherwise be entitled to a fractional share will receive an additional share of common stock. No stockholders will receive cash in lieu of fractional shares.
Holders of the Company’s common stock held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the reverse stock split. Stockholders of record will be receiving information from Continental Stock Transfer and Trust Company, the Company’s transfer agent, regarding their stock ownership post-reverse stock split. Beneficial holders are encouraged to contact their bank, broker or other nominee with any procedural questions. All other questions can be directed to the transfer agent, which can be reached at (800) 509-5586. Additional information concerning the reverse stock split can be found in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 7, 2023.
All outstanding public warrants to purchase the Company’s class A common stock will be proportionately adjusted as a result of the reverse stock split in accordance with the terms of the warrants, such that warrants representing the right to purchase 20 shares of the Company’s class A common stock immediately prior to the reverse stock split now represent the right to purchase one share of the Company’s class A common stock immediately following the reverse stock split. Correspondingly, the exercise price per share of the Company’s class A common stock attributable to such warrants immediately prior to the reverse stock split has been proportionately increased, such that the exercise price per share of the Company’s class A common stock attributable to such warrants immediately following the reverse stock split is $230.00, which equals the product of 20 multiplied by $11.50, the exercise price per share immediately prior to the reverse stock split. The number of shares of the Company’s class A common stock subject to the public warrants will be decreased by 20 times, to an aggregate of 862,500 shares. Proportionate adjustments will be made to the exercise prices, grant prices or purchase prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, and private warrants exercisable for shares of the Company’s common stock, as well as to the number of shares issuable under the Company’s

Exhibit 99.1
equity incentive plans, as determined by the Compensation Committee of the Company’s Board of Directors and/or in accordance with the terms of certain existing agreements, as applicable.
The reverse stock split is intended to increase the market price per share of the Company’s Class A common stock to ensure the Company regains full compliance with the NYSE listing rule related to the minimum required average closing price of the common stock and maintains its listing on the NYSE. The Company anticipates that effects of the reverse stock split will be sufficient for the Company to regain compliance with the NYSE’s continued listing standards, however, there can be no assurance that the reverse split will have that effect, initially or in the future, or that it will enable the Company to maintain the listing of its Class A common stock on the NYSE.
The trading symbol for the Company’s Class A common stock will remain “SUNL” and the new CUSIP number for the Company’s Class A common stock following the reverse stock split will be 86738J 304. The trading symbol and CUSIP number for the Company’s warrants will remain unchanged.

About Sunlight Financial
Sunlight Financial is a premier, technology-enabled point-of-sale finance company. Sunlight partners with contractors nationwide to provide homeowners with financing for the installation of residential solar systems and other home improvements. Sunlight’s best-in-class technology and deep credit expertise simplify and streamline consumer finance, ensuring a fast and frictionless process for both contractors and homeowners. For more information, visit www.sunlightfinancial.com.
Contacts:
Investor Relations
Glenn Cummins
investors@sunlightfinancial.com
888.315.0822

Forward-Looking Statements
The information included herein and in any oral statements made in connection herewith may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by the use of words such as “could,” “should,” “would,” “will,” “may,” “believe,” “anticipate,” “outlook,“ “intend,” “estimate,” “expect,” “project,” “plan,” “continue,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sunlight disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Sunlight cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sunlight. Such risks and uncertainties include, among others: various factors including negative current market conditions resulting in lower loan volumes, sales of Indirect Channel Loans at losses, Sunlight’s potential inability to sell enough loans under current market conditions to enable Sunlight to comply with the total loan cap under the Bank Partner Agreements and Sunlight’s current expectations regarding the longevity of unfavorable market conditions are impacting our ability to generate cash flow and if not resolved in a timely manner, raise substantial doubt about our ability to continue as a going concern; while we have received a waiver from the Bank Partner regarding our compliance with the minimum cash held at Bank Partner covenant and certain nonfinancial covenants under the Secured Term Loan, we must continue to work through the Backbook Loans, rising interest rate environment, and unfavorable market conditions for loan sales to stabilize our business and return to profitability, generate sufficient cash flow to fund our business and achieve compliance with the Bank Partner Agreements and the Secured Term Loan; there is no assurance that the Bank Partner will further amend our agreements with them or provide additional waivers for noncompliance; we have incurred a net loss for the year ended December 31, 2022 and the six months ended June 30, 2023 and we expect this to continue throughout 2023 unless market conditions change significantly in the near term; under the supervision and oversight of its Board of Directors, Sunlight (with the assistance of a financial advisory firm) continues to explore all available strategic alternatives and other available options for the Company, and Sunlight’s Board is considering all available options, including selling the Company or a restructuring of the Company through a privately negotiated transaction or a court process; we cannot predict the impact that such strategic alternative might have on Sunlight’s operations or the prices of Sunlight’s securities; our limited liquidity is materially and adversely affecting our business operations; while we have consummated the Transactions contemplated by the Commitment & Transaction Support Agreement we will continue to implement cost saving measures and the Board is continuing to review additional actions to maximize value for shareholders; non-compliance on the part of third parties with whom we conduct business disrupts our business and adversely affects our financial conditions and operating results; we do not currently have an interest rate risk hedging program or seek to hedge interest rate risks associated with our Bank Partner Agreements, and therefore are not protected against significant increases in interest rates; worsening economic conditions from rising interest rates, a rising rate of inflation, or other potential causes of economic distress could raise Sunlight’s cost of capital and/or reduce or eliminate the willingness of Sunlight’s direct or indirect capital providers to continue funding loan volume at historical levels, thereby materially and adversely impacting Sunlight’s business, cash flows, financial condition and results of operations; the ongoing COVID-19 pandemic and other health epidemics and outbreaks, including the rise of variants of COVID-19, could adversely affect Sunlight’s business, results of operations and financial condition; while Sunlight obtained amended terms under the Bank Partner Agreements in April 2023, if Sunlight is unable to facilitate the sale of loans held on its Bank Partner’s balance sheet to comply with the total loan cap and the Bank Partner is unwilling to further expand its loan capacity, Sunlight may be required to purchase all or a portion of these loans and/or may be unable to fund future Indirect Channel Loans; to the extent that Sunlight seeks to grow or strengthen its business and competitive position through future acquisitions, or other strategic investments, transactions or alliances, Sunlight may not be able to do so effectively; a material reduction in the retail price of electricity charged by electric utilities, other retail electricity providers or other energy sources as compared to potential savings for purchasing and using a solar system or an increase in pricing for purchasing and using a solar system above the cost of other energy sources could result in a lower demand for solar systems, which could have an adverse impact on Sunlight’s business, results of operations and financial condition; the reduction, modification or elimination of government incentives could cause our revenue to decline and harm our financial results; existing regulations and policies and changes to these regulations and policies may present technical, regulatory, and economic barriers to the purchase and use of solar power products, which may significantly reduce demand for our loan products and services; the industries that Sunlight operates in are highly competitive and are likely to become more competitive; additionally, if new entrants join these markets who have ready access to cheaper capital, competing successfully would become more difficult for Sunlight; Sunlight’s inability to compete successfully or maintain or improve Sunlight’s market share and margins could adversely affect its business; disruptions in the operation of Sunlight’s computer systems and those of its critical third-party service providers and capital providers could have an adverse effect on Sunlight’s business; Sunlight’s growth is dependent on its contractor network and in turn the quality of the products and services they provide to their customers, and Sunlight’s failure to retain or replace existing contractors, to grow its contractor network or the number of Sunlight loans offered through its existing network, or increases in loan delinquencies due to any deficiencies in Sunlight’s contractor underwriting practices, could adversely impact Sunlight’s business; the current electrician shortage adversely impacts our business, financial condition, and results of operations; Sunlight’s capital advance program exposes it to potential losses in the event that a contractor fails to fully perform under its agreements with Sunlight or becomes insolvent prior to completion of the underlying installation or construction, which losses could have an adverse impact on Sunlight’s business, results of operations and financial condition; if contractors fail to fulfill their obligations to consumers or fail to comply with applicable law, Sunlight may incur remediation costs; Sunlight’s revenue is impacted, to a significant extent, by the general economy, including supply chain disruptions, and the financial performance of its capital providers and contractors; our results of operations could be adversely affected by economic and political conditions globally and the effects of these conditions on our clients’ businesses and levels of business activity; Sunlight has never paid cash dividends on its capital stock, and does not anticipate paying dividends in the foreseeable future; Sunlight cannot guarantee that it will repurchase its common stock pursuant to Sunlight’s share repurchase program or that Sunlight’s share repurchase program will enhance long-term shareholder value; share repurchases could also increase the volatility of the price of Sunlight’s common stock and could diminish Sunlight’s cash reserves; if assumptions or estimates Sunlight uses in preparing its financial statements are incorrect or are required to change, Sunlight’s reported results of operations, liquidity and financial condition may be adversely affected; and such other risks and uncertainties discussed in the “Risk Factors” section of Sunlight’s Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on May 4, 2023 and Sunlight's most recent 10-Q as filed with the SEC on August 9, 2023. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Sunlight’s SEC filings are available publicly on the SEC’s website at www.sec.gov.